SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: February 3, 1999 (Date of earliest event reported) Bear Stearns Commercial Mortgage Securities Inc. Sponsor) (Issuer in Respect of Commercial Mortgage Pass-Through Certificates Series 1999-C1) Exact name of registrant as specified in charter) Delaware 333-61783 3411414 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) 245 Park Avenue, New York, New York 10167 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (212) 272-2000 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This Current Report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-C1 which was made in November 14, 2000. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on July 16, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: July 16, 2001 ABN AMRO LaSalle Bank NA Administrator: Susan Abbott (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Bear Stearns Commercial Mortgage Securities Inc., Depositor GE Capital Loan Services, Inc., Servicer GE Capital Realty Group, Inc., Special Servicer Commercial Mortgage Pass-Through Certificates Series 1999-C1 ABN AMRO Acct: 67-8101-90-8 Statement Date 07/16/01 Payment Date: 07/16/01 Prior Payment: 06/14/01 Record Date: 06/29/01 WAC: 7.1389% WAMM: 107 Number Of Pages Table Of Contents 1 REMIC Certificate Report 3 Other Related Information 2 Asset Backed Facts Sheets 1 Delinquency Loan Detail 1 Mortgage Loan Characteristics 2 Loan Level Listing 5 Total Pages Included In This Package 15 Specially Serviced Loan Detail Appendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C LaSalle Web Site www.etrustee.net 0 0 0 0 Bloomberg User Terminal 0 0 Monthly Data File Name: BEAR99C1_200107_3.EXE Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 89,632,000.00 74,074,93 640,65 07383F AP 3 1000.000000000 826.433993217 7.147601192 A-2 280,821,086.00 280,821,086 07383F AQ 1 1000.000000000 1000.000000000 0 B 23,900,199.00 23,900,19 07383F AR 9 1000.000000000 1000.000000000 0 C 17,925,149.00 17,925,14 07383F AS 7 1000.000000000 1000.000000000 0 D 21,510,179.00 21,510,17 07383F AT 5 1000.000000000 1000.000000000 0 E 5,975,050.00 5,975,0 07383F AU 2 1000.000000000 1000.000000000 0 F 13,145,110.00 13,145,11 07383F AV 0 1000.000000000 1000.000000000 0 G 4,780,040.00 4,780,0 07383F AW 8 1000.000000000 1000.000000000 0 H 3,585,030.00 3,585,0 07383F AX 6 1000.000000000 1000.000000000 0 I 9,560,080.00 9,560,0 07383F AY 4 1000.000000000 1000.000000000 0 J 2,390,020.00 2,390,0 07383F AZ 1 1000.000000000 1000.000000000 0 K 4,780,039.00 4,780,0 07383F BA 5 1000.000000000 1000.000000000 0 X 478,003,982N 462,446,913 07383F BB 3 1000.000000000 967.454103092 0 R 0.00 9ABSC140 1000.000000000 0.000000000 0 478,003,982.00 462,446,913 640,65 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 - 73,434,277. 07383F AP 3 0.000000000 0.000000000 819.286392 A-2 - 280,821,086. 07383F AQ 1 0.000000000 0.000000000 1000 B - 23,900,199. 07383F AR 9 0.000000000 0.000000000 1000 C - 17,925,149. 07383F AS 7 0.000000000 0.000000000 1000 D - 21,510,179. 07383F AT 5 0.000000000 0.000000000 1000 E - 5,975,050 07383F AU 2 0.000000000 0.000000000 1000 F - 13,145,110. 07383F AV 0 0.000000000 0.000000000 1000 G - 4,780,040 07383F AW 8 0.000000000 0.000000000 1000 H - 3,585,030 07383F AX 6 0.000000000 0.000000000 1000 I - 9,560,080 07383F AY 4 0.000000000 0.000000000 1000 J - 2,390,020 07383F AZ 1 0.000000000 0.000000000 1000 K - 4,780,039 07383F BA 5 0.000000000 0.000000000 1000 X - 461,806,259. 07383F BB 3 0.000000000 0.000000000 966.1138344 R - 9ABSC140 0.000000000 0.000000000 0.000000000 461,806,259.89 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) A-1 364,8 5.91000000% 07383F AP 3 4.070187433 0 5.91000000% A-2 1,408,7 6.02000000% 07383F AQ 1 5.016666662 0 6.02000000% B 123,4 6.20000000% 07383F AR 9 5.166666604 0 6.20000000% C 97, 6.53000000% 07383F AS 7 5.441666901 0 6.53000000% D 117,0 6.53000000% 07383F AT 5 5.441666478 0 6.53000000% E 32, 6.53000000% 07383F AU 2 5.441666597 0 6.53000000% F 61, 5.64000000% 07383F AV 0 4.700000228 0 5.64000000% G 22, 5.64000000% 07383F AW 8 4.700000418 0 5.64000000% H 16, 5.64000000% 07383F AX 6 4.699999721 0 5.64000000% I 44, 5.64000000% 07383F AY 4 4.700000418 0 5.64000000% J 11, 5.64000000% 07383F AZ 1 4.699998326 0 5.64000000% K 22, 5.64000000% 07383F BA 5 4.700001402 0 5.64000000% X 405,2 1.05156871% 07383F BB 3 0.847787059 0 1.28530362% R - 9ABSC140 0 0 2,729,1 - Total P&I Payment 3,369,826.21 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 LA-1 89,632,000.00 74,074,93 640,65 none 1000.000000000 826.433993217 7.147601192 LA-2 280,821,086.00 280,821,086 none 1000.000000000 1000.000000000 0.000000000 LB 23,900,199.00 23,900,19 none 1000.000000000 1000.000000000 0.000000000 LC 17,925,149.00 17,925,14 none 1000.000000000 1000.000000000 0.000000000 LD 21,510,179.00 21,510,17 none 1000.000000000 1000.000000000 0.000000000 LE 5,975,050.00 5,975,0 none 1000.000000000 1000.000000000 0.000000000 LF 13,145,110.00 13,145,11 none 1000.000000000 1000.000000000 0.000000000 LG 4,780,040.00 4,780,0 none 1000.000000000 1000.000000000 0.000000000 LH 3,585,030.00 3,585,0 none 1000.000000000 1000.000000000 0.000000000 LI 9,560,080.00 9,560,0 none 1000.000000000 1000.000000000 0.000000000 LJ 2,390,020.00 2,390,0 none 1000.000000000 1000.000000000 0.000000000 LK 4,780,039.00 4,780,0 none 1000.000000000 1000.000000000 0.000000000 LR 0.00 9ABSC126 1000.000000000 0.000000000 0.000000000 478,003,982.00 462,446,913 640,65 Principal Negative Closing Interest Class Adj. or Loss Amortization Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 Per $1,000 LA-1 73,434,27 437,15 none 0.000000000 0.000000000 819.286392 4.877275192 LA-2 280,821,086 1,657,291 none 0.000000000 0.000000000 1000.000000000 5.901590702 LB 23,900,19 141,04 none 0.000000000 0.000000000 1000.000000000 5.90159061 LC 17,925,14 105,78 none 0.000000000 0.000000000 1000.000000000 5.901590553 LD 21,510,17 126,94 none 0.000000000 0.000000000 1000.000000000 5.901590591 LE 5,975,0 35,2 none 0.000000000 0.000000000 1000.000000000 5.901590782 LF 13,145,11 77,5 none 0.000000000 0.000000000 1000.000000000 5.901590782 LG 4,780,0 28,2 none 0.000000000 0.000000000 1000.000000000 5.901590782 LH 3,585,0 21,1 none 0.000000000 0.000000000 1000.000000000 5.901590782 LI 9,560,0 56,4 none 0.000000000 0.000000000 1000.000000000 5.901590782 LJ 2,390,0 14,1 none 0.000000000 0.000000000 1000.000000000 5.901590782 LK 4,780,0 28,2 none 0.000000000 0.000000000 1000.000000000 5.901594108 LR - 9ABSC126 0.000000000 0.000000000 0.000000000 461,806,259 2,729,172 Total P&I Payme 3,369,826 Interest Pass-Through Class Adjustment Rate (2) CUSIP Per $1,000 Next Rate (3) LA-1 0.070819088 none 0.000000000 0.073158107 LA-2 0.070819088 none 0.000000000 0.073158107 LB 0.070819088 none 0.000000000 0.073158107 LC 0.070819088 none 0.000000000 0.073158107 LD 0.070819088 none 0.000000000 0.073158107 LE 0.070819088 none 0.000000000 0.073158107 LF 0.070819088 none 0.000000000 0.073158107 LG 0.070819088 none 0.000000000 0.073158107 LH 0.070819088 none 0.000000000 0.073158107 LI 0.070819088 none 0.000000000 0.073158107 LJ 0.070819088 none 0.000000000 0.073158107 LK 0.070819088 none 0.000000000 0.073158107 LR - 9ABSC126 0.000000000 - 0Original Opening Principal Principal Class Face Value (1) Balance Payment Adj. or Loss CUSIP Per $1,000 Per $1,000 Per $1,000 Per $1,000 L 07383F BC 1 1000.00000000 0.00000000 0.00000000 0.00000000 Negative Closing Interest Interest Class Amortization Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 Per $1,000 L 07383F BC 1 0.000000000 0.000000000 0.000000000 0.000000000 Total P&I Payment ABN AMRO LaSalle Bank NA Administrator: Susan Abbott (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Bear Stearns Commercial Mortgage Securities Inc., Deposito GE Capital Loan Services, Inc., Servicer GE Capital Realty Group, Inc., Special Servicer Commercial Mortgage Pass-Through Certificates Series 1999-C1 ABN AMRO Acct: 67-8101-90-8 Other Related Information Statement Date: 07/16/01 Payment Date: 07/16/01 Prior Payment: 06/14/01 Record Date: 06/29/01 CertifiUnpaid Deferred Appraisal Reduction Class Interest SInterest Amount A-1 0.00 0.00 0.00 A-2 0.00 0.00 0.00 B 0.00 0.00 0.00 C 0.00 0.00 0.00 D 0.00 0.00 0.00 E 0.00 0.00 0.00 F 0.00 0.00 0.00 G 0.00 0.00 0.00 H 0.00 0.00 0.00 I 0.00 0.00 0.00 J 0.00 0.00 0.00 K 195.13 0.00 0.00 X 0.00 0.00 0.00 Totals: 195.13 0.00 0.00 CertifiYield Maint. Class Premiums 0.00 A-1 0.00 A-2 0.00 B 0.00 C 0.00 D 0.00 E 0.00 F 0.00 G 0.00 H 0.00 I 0.00 J 0.00 K 0.00 X 0.00 Totals: 0.00 Advances Advances Prior Outstanding Current Month Principal Interest Principal Interest Servicer: 73,372. 508,766. 48,4 225,83 Trustee: Fiscal Ag Total 73,372. 508,766. 48,4 225,83 Recovered Advances Outstanding Principal Interest Principal Interest Servicer: 73,372. 508,766. 48,4 225,83 Trustee: Fiscal Ag Total 73,372. 508,766. 48,4 225,83 Current Period Scheduled Servic 21,962.18 Current Period Special Servicin 0.00 Additional Servicing Compensati 0.00 Summary of REO Property: Principal Property Name Date of REOBalance Book Value 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 Totals: 0.00 0.00 0.00 Date of FinAmount Aggregate Othe Property Name Recovery of Proceeds Revenues Colle 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 Totals: 0.00 0.00 0.00 Appraised value of real estate acquired through foreclosure or grant of a deed in lieu of fo 0.00 Summary of Appraisal Reductions: Principal Appraisal Property Name Loan NumberBalance Reduction Amou 0.00 0 0.00 0 0.00 0 0.00 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.00 0 0 0 0.00 0 Totals: 0.00 0.00 Appraisal Date of Property Name Date Reduction 0.00 0.00 0 0.00 0.00 0 0 0 0 0 0.00 0 0 0 0 0 0 0 0 0.00 0 0 0.00 0 DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 07/16/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 06/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 05/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 04/16/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 03/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 02/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 01/16/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 12/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 11/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 10/16/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 09/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 08/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 07/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 06/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 05/15/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 04/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 07/16/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 06/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 05/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 04/16/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 03/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 02/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 01/16/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 12/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 11/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 10/16/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 09/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 08/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 07/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 06/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 05/15/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 04/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% DistributiREO Modifications Date # Balance # Balance 07/16/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 06/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 05/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 04/16/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 03/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 02/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 01/16/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 12/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 11/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 10/16/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 09/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 08/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 07/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 06/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 05/15/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 04/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% DistributiPrepayments Date # Balance 07/16/01 0 0 0.00% 0.000% 06/14/01 0 0 0.00% 0.000% 05/14/01 0 0 0.00% 0.000% 04/16/01 0 0 0.00% 0.000% 03/14/01 0 0 0.00% 0.000% 02/14/01 0 0 0.00% 0.000% 01/16/01 0 0 0.00% 0.000% 12/14/00 0 0 0.00% 0.000% 11/14/00 0 0 0.00% 0.000% 10/16/00 0 0 0.00% 0.000% 09/14/00 0 0 0.00% 0.000% 08/14/00 0 0 0.00% 0.000% 07/14/00 0 0 0.00% 0.000% 06/14/00 0 0 0.00% 0.000% 05/15/00 0 0 0.00% 0.000% 04/14/00 0 0 0.00% 0.000% Paid Outstanding Disclosure Doc Thru Current P&I P&I Control # Date Advance Advances** 16957 06/01/01 14,5 14,55 6129 06/01/01 11,6 11,62 6131 06/01/01 12,5 12,56 9056 06/01/01 30,8 30,89 11969A 06/01/01 103,72 103,72 11969B 06/01/01 40,7 40,79 16771 06/01/01 43,7 43,73 16393 06/01/01 16,4 16,41 Total 274,30 274,30 Out. Property Special Disclosure Doc Protection Advance Servicer Control # Advances Description (Transfer Date 16957 B 6129 A 6131 A 9056 A 11969A A 11969B A 16771 A 16393 A Total - Disclosure Doc ForeclosureBankruptcy REO Control # Date Date Date 16957 6129 6131 9056 11969A 11969B 16771 16393 Total A. P&I Advance - Loan in Grace Period B. P&I Advance - Late Payment but < one month delinq 1. P&I Advance - Loan delinquent 1 month 2. P&I Advance - Loan delinquent 2 months 3. P&I Advance - Loan delinquent 3 months or More 4. Matured Balloon/Assumed Scheduled Payment ** Outstanding P&I Advances include the current period P& Distribution of Principal Balances Current Scheduled Number Scheduled Balances of Loans Balance to 1,000, 3 1,811,238 1,000,0 to 1,500, 12 15,614,059. 1,500,0 to 2,000, 17 29,629,509. 2,000,0 to 2,500, 13 29,142,894. 2,500,0 to 3,000, 10 27,293,111. 3,000,0 to 3,500, 9 29,351,174. 3,500,0 to 4,000, 13 49,424,964. 4,000,0 to 4,500, 10 41,896,948. 4,500,0 to 5,000, 5 23,876,744. 5,000,0 to 5,500, 5 26,817,296. 5,500,0 to 6,000, 5 28,832,608. 6,000,0 to 6,500, 4 24,789,853. 6,500,0 to 7,000, 2 13,499,159. 7,000,0 to 7,500, 1 7,053,433 7,500,0 to 8,000, 1 7,851,182 8,000,0 to 8,500, 0 8,500,0 to 9,000, 0 9,000,0 to 9,500, 3 27,367,169. 9,500,0 to 10,000,0 0 10,000,00 & Above 6 77,554,913. Total 119 461,806,259.9 Current Scheduled Based on Balances Balance to 1,000, 0.39% 1,000,0 to 1,500, 3.38% 1,500,0 to 2,000, 6.42% 2,000,0 to 2,500, 6.31% 2,500,0 to 3,000, 5.91% 3,000,0 to 3,500, 6.36% 3,500,0 to 4,000, 10.70% 4,000,0 to 4,500, 9.07% 4,500,0 to 5,000, 5.17% 5,000,0 to 5,500, 5.81% 5,500,0 to 6,000, 6.24% 6,000,0 to 6,500, 5.37% 6,500,0 to 7,000, 2.92% 7,000,0 to 7,500, 1.53% 7,500,0 to 8,000, 1.70% 8,000,0 to 8,500, 0.00% 8,500,0 to 9,000, 0.00% 9,000,0 to 9,500, 5.93% 9,500,0 to 10,000,0 0.00% 10,000,00 & Above 16.79% Total 100.00% Average Scheduled Balance is 3,880,725 Maximum Scheduled Balance is 17,486,108 Minimum Scheduled Balance is 249,888 Distribution of Property Types Number Scheduled Based on Property Types of Loans Balance Balance Multifamily 28 124,266,770. 26.91% Office 20 100,453,023. 21.75% Retail 27 98,408,382. 21.31% Lodging 15 42,733,469. 9.25% Mixed Use 11 41,618,230. 9.01% Industrial 11 33,155,117. 7.18% Other 5 15,943,557. 3.45% Self Storage 2 5,227,708 1.13% Total 119 461,806,259. 100.00% Distribution of Mortgage Interest Rates Current Mortgage Number Scheduled Interest Rate of Loans Balance 5.750% or less 0 5.750% to 6.000% 2 5,792,365 6.000% to 6.250% 6 27,277,030. 6.250% to 6.500% 9 28,688,100. 6.500% to 6.750% 11 46,035,977. 6.750% to 7.000% 26 110,208,900.4 7.000% to 7.250% 21 80,173,469. 7.250% to 7.500% 13 58,937,973. 7.500% to 7.750% 11 36,286,315. 7.750% to 8.000% 6 27,724,305. 8.000% to 8.250% 5 20,549,280. 8.250% to 8.500% 7 15,817,415. 8.500% to 8.750% 1 1,372,437 8.750% to 9.000% 1 2,942,688 9.000% & Above 0 Total 119 461,806,259.9 Current Mortgage Based on Interest Rate Balance 5.750% or less 0.00% 5.750% to 6.000% 1.25% 6.000% to 6.250% 5.91% 6.250% to 6.500% 6.21% 6.500% to 6.750% 9.97% 6.750% to 7.000% 23.86% 7.000% to 7.250% 17.36% 7.250% to 7.500% 12.76% 7.500% to 7.750% 7.86% 7.750% to 8.000% 6.00% 8.000% to 8.250% 4.45% 8.250% to 8.500% 3.43% 8.500% to 8.750% 0.30% 8.750% to 9.000% 0.64% 9.000% & Above 0.00% Total 100.00% W/Avg Mortgage Interest Rate is 7.14% Minimum Mortgage Interest Rate 5.76% Maximum Mortgage Interest Rate 8.88% Geographic Distribution Number Scheduled Based on Geographic Location of Loans Balance Balance California 31 121,454,834. 26.30% New York 11 59,780,678. 12.94% Connecticut 6 44,194,615. 9.57% Pennsylvania 12 35,781,436. 7.75% New Jersey 8 31,052,059. 6.72% Georgia 3 21,018,434. 4.55% Arizona 7 19,212,254. 4.16% Delaware 3 13,808,158. 2.99% Texas 3 10,728,181. 2.32% Various 4 10,299,708. 2.23% Virginia 1 10,167,848. 2.20% Minnesota 4 9,909,710 2.15% Massachusetts 2 9,545,470 2.07% Michigan 3 9,395,465 2.03% Ohio 4 8,581,159 1.86% Maryland 3 8,020,327 1.74% Florida 1 6,210,838 1.34% Nevada 1 4,844,151 1.05% Washington 2 4,830,368 1.05% North Dakota 1 4,094,611 0.89% New Hampshire 2 4,068,908 0.88% Colorado 1 4,053,953 0.88% Louisiana 1 2,248,083 0.49% Maine 1 2,221,320 0.48% North Carolina 1 1,843,779 0.40% Tennessee 1 1,763,905 0.38% Oregon 1 1,616,478 0.35% Kentucky 1 1,059,518 0.23% 0 0 0.00% 0 0 0.00% 0 0 0.00% Total 119 461,806,259. 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 0 0.00% 1+ to 2 years 0 0.00% 2+ to 3 years 118 459,385,112. 99.48% 3+ to 4 years 1 2,421,147 0.52% 4+ to 5 years 0 0.00% 5+ to 6 years 0 0.00% 6+ to 7 years 0 0.00% 7+ to 8 years 0 0.00% 8+ to 9 years 0 0.00% 9+ to 10 years 0 0.00% 10 years or more 0 0.00% Total 119 461,806,259. 100.00% Weighted Average Seasoning is 2.6 Distribution of Remaining Term Fully Amortizing Fully Amortizing Number Scheduled Based on Mortgage Loans of Loans Balance Balance 60 months or less 0 0.00% 61 to 120 months 3 3,925,851 0.85% 121 to 180 months 5 9,480,860 2.05% 181 to 240 months 2 17,221,281. 3.73% 241 to 360 months 0 0.00% Total 10 30,627,992. 6.63% Weighted Average Months to Matu 172 Distribution of DSCR Debt Service Number Scheduled Coverage Ratio (1) of Loans Balance 0.750 or less 0 0.750 to 0.875 0 0.875 to 1.000 1 11,285,054. 1.000 to 1.125 1 2,942,688 1.125 to 1.250 5 25,120,172. 1.250 to 1.375 8 31,245,527. 1.375 to 1.500 14 50,457,424. 1.500 to 1.625 11 45,125,934. 1.625 to 1.750 11 45,559,919. 1.750 to 1.875 7 23,799,060. 1.875 to 2.000 12 40,276,447. 2.000 to 2.125 6 23,886,078. 2.125 to 2.250 8 54,394,488. 2.250 to 2.375 5 11,788,996. 2.375 & above 29 95,674,579. Unknown 1 249,88 Total 119 461,806,259.9 1.965 Debt Service Based on Coverage Ratio (1) Balance 0.750 or less 0.00% 0.750 to 0.875 0.00% 0.875 to 1.000 2.44% 1.000 to 1.125 0.64% 1.125 to 1.250 5.44% 1.250 to 1.375 6.77% 1.375 to 1.500 10.93% 1.500 to 1.625 9.77% 1.625 to 1.750 9.87% 1.750 to 1.875 5.15% 1.875 to 2.000 8.72% 2.000 to 2.125 5.17% 2.125 to 2.250 11.78% 2.250 to 2.375 2.55% 2.375 & above 20.72% Unknown 0.05% Total 100.00% Weighted Average Debt Service Coverage Ratio 1.965 Distribution of Amortization Type Number Scheduled Based on Amortization Type of Loans Balance Balance Fully Amortizing 10 30,627,992. 6.63% Amortizing Balloon 109 431,178,267. 93.37% Total 119 461,806,259. 100.00% Distribution of Remaining Term Balloon Loans Balloon Number Scheduled Based on Mortgage Loans of Loans Balance Balance 12 months or less 0 0.00% 13 to 24 months 0 0.00% 25 to 36 months 0 0.00% 37 to 48 months 0 0.00% 49 to 60 months 4 6,272,545 1.36% 61 to 120 months 80 327,211,460. 70.85% 121 to 180 months 24 93,275,413. 20.20% 181 to 240 months 1 4,418,848 0.96% Total 109 431,178,267. 93.37% Weighted Average Months to Maturity is 102 NOI Aging Number Scheduled Based on NOI Date of Loans Balance Balance 1 year or less 103 406,064,087. 87.93% 1 to 2 years 15 55,492,284. 12.02% 2 Years or More 0 0.00% Unknown 1 249,88 0.05% Total 119 461,806,259. 100.00% (1) Debt Service Coverage Ratios are calculated as describ prospectus, values are updated periodically as new NOI fig available from borrowers on an asset level. Neither the Trustee, Servicer, Special Servicer or Underwr any representation as to the accuracy of the data provided for this calculation. Property Disclosure Type Maturity Control # Group Code Date DSCR 5193BEAR99C1 Office 05/01/08 1.18 5296BEAR99C1 Lodging 10/01/08 4.18 6019BEAR99C1 Office 06/01/08 1.89 6073BEAR99C1 Mixed Use 08/01/13 2.76 6129BEAR99C1 Industrial 07/01/13 2.6 6131BEAR99C1 Industrial 07/01/08 2.99 6561BEAR99C1 Retail 10/01/08 2.05 8484BEAR99C1 Retail 06/01/18 3.44 8487BEAR99C1 Retail 12/01/08 1.64 8548BEAR99C1 Office 10/01/13 1.71 8673BEAR99C1 Other 09/01/08 1.22 8722BEAR99C1 Multifamily 10/01/13 1.9 8747BEAR99C1 Multifamily 10/01/13 1.43 8939BEAR99C1 Mixed Use 11/01/08 1.83 9056BEAR99C1 Retail 08/01/13 1.88 9072BEAR99C1 Retail 08/01/08 2.12 9125BEAR99C1 Multifamily 09/01/08 1.27 9144BEAR99C1 Multifamily 08/01/18 1.77 9280BEAR99C1 Retail 11/01/13 1.79 9291BEAR99C1 Retail 10/01/13 2.15 9327BEAR99C1 Multifamily 07/01/06 2.84 9328BEAR99C1 Multifamily 07/01/06 2.82 9382BEAR99C1 Mixed Use 01/01/09 1.95 9412BEAR99C1 Other 10/01/08 2.16 9422BEAR99C1 Retail 07/01/08 1.77 9424BEAR99C1 Multifamily 10/01/08 1.96 9436BEAR99C1 Retail 11/01/08 1.41 9491BEAR99C1 Mixed Use 09/01/13 1.68 9529BEAR99C1 Mixed Use 11/01/08 1.24 9556BEAR99C1 Multifamily 10/01/08 2.8 9565BEAR99C1 Office 09/01/08 1.36 9586BEAR99C1 Retail 09/01/08 1.47 9691BEAR99C1 Multifamily 02/01/09 1.67 9709BEAR99C1 Retail 07/01/08 1.6 11098BEAR99C1 Multifamily 08/01/13 1.63 11102BEAR99C1 Industrial 08/01/08 1.88 11116BEAR99C1 Retail 09/01/08 3.47 11162BEAR99C1 Multifamily 08/01/08 1.36 11207BEAR99C1 Industrial 08/01/08 1.47 11260BEAR99C1 Office 10/01/13 2.98 11265BEAR99C1 Office 10/01/13 2.54 11272BEAR99C1 Office 10/01/13 2.77 11279BEAR99C1 Other 11/01/08 3.93 11384BEAR99C1 Office 10/01/13 3.75 11411BEAR99C1 Self Storag 11/01/08 1.42 11423BEAR99C1 Multifamily 11/01/08 3.13 11472BEAR99C1 Lodging 10/01/08 1.17 11506BEAR99C1 Multifamily 07/01/08 1.33 11516BEAR99C1 Retail 10/01/13 2.23 11552BEAR99C1 Mixed Use 10/01/08 3.01 11599BEAR99C1 Retail 12/01/08 1.58 11639BEAR99C1 Office 10/01/08 1.85 11647BEAR99C1 Multifamily 11/01/08 1.68 11687BEAR99C1 Multifamily 10/01/08 2.15 11721BEAR99C1 Multifamily 10/01/08 1.69 11839BEAR99C1 Industrial 12/01/08 2.41 11845BEAR99C1 Mixed Use 11/01/08 2 11851BEAR99C1 Retail 10/01/08 5.91 11853BEAR99C1 Multifamily 11/01/08 1.33 11868BEAR99C1 Office 11/01/08 2.05 11895BEAR99C1 Other 01/01/09 1.9 11931BEAR99C1 Office 01/01/14 2.03 11978BEAR99C1 Multifamily 01/01/14 2.2 11997BEAR99C1 Multifamily 10/01/08 1.7 11999BEAR99C1 Lodging 12/01/08 2.02 12022BEAR99C1 Multifamily 11/01/08 1.89 12033BEAR99C1 Multifamily 12/01/08 1.39 12050BEAR99C1 Retail 11/01/13 1.59 12073BEAR99C1 Office 11/01/13 2.8 12074BEAR99C1 Mixed Use 12/01/08 1.53 12075BEAR99C1 Mixed Use 12/01/08 1.31 12147BEAR99C1 Retail 12/01/08 1.21 12178BEAR99C1 Office 10/01/08 1.39 12203BEAR99C1 Multifamily 01/01/09 1.93 12252BEAR99C1 Multifamily 11/01/08 1.44 12253BEAR99C1 Multifamily 09/01/08 1.57 12257BEAR99C1 Retail 01/01/09 4.06 16363BEAR99C1 Multifamily 10/01/08 2.19 16393BEAR99C1 Retail 05/01/13 1.48 16462BEAR99C1 Retail 10/01/08 0.93 16464BEAR99C1 Office 10/01/08 1.6 16496BEAR99C1 Retail 03/01/24 1.41 16498BEAR99C1 Industrial 11/01/05 1.62 16561BEAR99C1 Multifamily 01/01/09 1.76 16609BEAR99C1 Self Storag 11/01/13 2.39 16718BEAR99C1 Lodging 02/01/09 2.09 16771BEAR99C1 Multifamily 10/01/08 2.64 16814BEAR99C1 Retail 01/01/09 1.62 16820BEAR99C1 Industrial 11/01/13 1.35 16823BEAR99C1 Industrial 11/01/13 1.29 16826BEAR99C1 Industrial 11/01/13 1.46 16829BEAR99C1 Industrial 11/01/13 1.61 16830BEAR99C1 Industrial 11/01/13 1.63 16936BEAR99C1 Office 12/01/13 1.43 16956BEAR99C1 Office 02/01/09 2.99 16957BEAR99C1 Mixed Use 02/01/09 2.65 17027BEAR99C1 Retail 01/01/09 1.11 17137BEAR99C1 Lodging 01/01/09 2.31 17138BEAR99C1 Lodging 01/01/09 2.49 17140BEAR99C1 Lodging 02/01/09 1.96 17187BEAR99C1 Retail 01/01/09 1.6 17194BEAR99C1 Mixed Use 01/01/14 1.47 17417BEAR99C1 Lodging 01/01/09 2.73 17702BEAR99C1 Retail 01/01/09 1.59 17704BEAR99C1 Lodging 01/01/09 1.92 17735BEAR99C1 Office 01/01/09 2.28 17741BEAR99C1 Other 02/01/14 1.7 17820BEAR99C1 Office 01/01/09 2.19 17918BEAR99C1 Lodging 02/01/09 2.65 9513A BEAR99C1 Retail 10/01/08 1.38 9513B BEAR99C1 Retail 10/01/05 11969A BEAR99C1 Office 09/01/08 2.19 11969B BEAR99C1 Office 09/01/08 2.72 17637A BEAR99C1 Lodging 01/01/09 2.36 17637B BEAR99C1 Multifamily 01/01/09 1.79 9100A BEAR99C1 Lodging 02/01/09 2.32 9100B BEAR99C1 Lodging 02/01/09 2.3 9100C BEAR99C1 Lodging 02/01/09 1.73 9100D BEAR99C1 Lodging 02/01/09 2.88 Operating Ending DisclosureStatement Principal Note Control # Date State Balance Rate 5193 36891CA 5,438,595 7.97% 5296 36891MI 1,535,601 7.23% 6019 36891CA 3,227,028 6.74% 6073 36891NY 5,348,373 7.13% 6129 36891AZ 1,158,488 6.69% 6131 36891AZ 846,53 6.71% 6561 36525CA 3,837,443 6.99% 8484 36891VA 10,167,848. 7.00% 8487 36891NJ 3,391,235 8.32% 8548 36891PA 5,934,199 6.93% 8673 36525VV 1,261,483 6.70% 8722 36525GA 6,188,695 6.02% 8747 36891GA 9,186,344 6.02% 8939 36891CA 4,136,644 6.89% 9056 36891CA 4,564,453 6.95% 9072 36525CA 1,772,317 7.36% 9125 36891PA 3,058,087 6.76% 9144 36891CA 7,053,433 6.91% 9280 36891MI 2,107,760 6.80% 9291 36891GA 5,643,393 6.96% 9327 36891PA 2,333,944 6.81% 9328 36891PA 1,333,682 6.81% 9382 36891WA 2,332,060 7.40% 9412 36891CT 6,143,273 7.25% 9422 36891LA 2,248,083 7.34% 9424 36891ND 4,094,611 6.34% 9436 36891PA 714,81 8.03% 9491 36525PA 3,789,367 7.38% 9529 36525NJ 9,173,910 7.35% 9556 36891CO 4,053,953 5.76% 9565 36891TX 4,176,927 6.86% 9586 36891DE 6,709,779 7.19% 9691 36891CT 13,810,174. 7.61% 9709 36891CA 4,122,067 7.23% 11098 36891NJ 1,722,329 6.82% 11102 36891NJ 3,643,275 7.01% 11116 36891NJ 2,526,460 6.55% 11162 36891VV 2,628,366 7.05% 11207 36891AZ 2,967,391 7.25% 11260 36891CA 1,883,319 6.21% 11265 36891CA 1,592,833 6.21% 11272 36891CA 1,356,521 6.31% 11279 36891AZ 3,398,598 6.50% 11384 36891CA 1,356,521 6.31% 11411 36891WA 2,498,307 7.22% 11423 36891NV 4,844,151 6.15% 11472 36891TX 5,178,817 7.80% 11506 36891NJ 3,953,868 6.82% 11516 36891MA 4,789,468 6.96% 11552 36891CT 3,581,685 6.17% 11599 36891OR 1,616,478 7.66% 11639 36891MD 1,188,925 6.94% 11647 36891CA 1,941,440 6.45% 11687 36891MN 1,890,393 6.40% 11721 36891MA 4,756,002 6.40% 11839 36891CT 4,297,079 7.30% 11845 36891ME 2,221,320 8.00% 11851 36891CT 1,738,411 5.84% 11853 36891NY 6,247,046 7.25% 11868 36799NY 3,834,333 6.88% 11895 36525VV 3,767,763 7.65% 11931 36891NY 5,673,089 7.15% 11978 36891OH 3,271,048 7.13% 11997 36891CA 3,981,548 6.65% 11999 36525CA 2,558,056 7.70% 12022 36891MN 3,890,142 6.75% 12033 36891NJ 2,156,889 7.31% 12050 36891MD 1,353,592 8.25% 12073 36891PA 5,829,823 6.60% 12074 36891DE 3,739,803 6.70% 12075 36891DE 3,358,575 6.80% 12147 36891AZ 4,067,365 7.99% 12178 36891PA 2,818,543 6.78% 12203 36891VV 2,642,094 7.55% 12252 36891PA 3,104,629 6.40% 12253 36891PA 2,088,559 6.59% 12257 36891NY 1,754,099 6.78% 16363 36891NY 10,181,738. 6.81% 16393 36525CA 2,421,147 6.93% 16462 36891CA 11,285,054. 6.94% 16464 36891CA 17,486,108. 6.71% 16496 36525AZ 4,418,848 8.15% 16498 36891AZ 2,355,030 7.70% 16561 36525NJ 4,484,088 6.83% 16609 36891CA 2,729,400 7.14% 16718 36891FL 6,210,838 8.25% 16771 36525NY 6,789,379 6.46% 16814 36891MD 5,477,809 7.48% 16820 36891CA 2,899,987 7.14% 16823 36891CA 4,922,668 7.14% 16826 36891CA 4,045,361 7.14% 16829 36891CA 2,217,637 7.14% 16830 36891CA 3,801,664 7.14% 16936 36891NY 3,785,046 7.66% 16956 36891CA 1,270,231 7.13% 16957 36891CA 2,125,195 7.13% 17027 36799NY 2,942,688 8.88% 17137 36891NC 1,843,779 8.42% 17138 36891PA 3,356,782 8.38% 17140 36524CA 1,941,097 8.27% 17187 36891CA 1,483,658 8.41% 17194 36891CA 1,811,294 7.80% 17417 36891OH 2,036,956 8.34% 17702 36891CA 3,185,187 7.50% 17704 36891TN 1,763,905 8.50% 17735 36891NY 5,373,700 7.25% 17741 36891TX 1,372,437 8.62% 17820 36891NY 7,851,182 8.15% 17918 36891CA 9,006,913 7.94% 9513A 36860NH 3,819,020 6.96% 9513B NH 249,88 6.96% 11969A 36891CT 14,623,989. 7.46% 11969B 36891MI 5,752,102 7.46% 17637A 36891MN 1,549,051 7.31% 17637B 36891MN 2,580,123 7.31% 9100A 36525PA 1,418,997 7.62% 9100B 36891OH 1,603,466 7.62% 9100C 36891KY 1,059,518 7.62% 9100D 36525OH 1,669,687 7.62% 461,806,259.96 Loan DisclosureScheduled Prepayment Status Control # P&I Prepayment Date Code (1) 5193 40,851. 0 5296 11,544. 0 6019 26,591. 0 6073 37,075. 0 6129 11,681. 0 A 6131 12,605. 0 A 6561 28,245. 0 8484 85,282. 0 8487 27,759. 0 8548 40,297. 0 8673 8,388 0 8722 38,432. 0 8747 57,048. 0 8939 27,947. 0 9056 31,111. 0 A 9072 13,503. 0 9125 20,459. 0 9144 58,512. 0 9280 15,269. 0 9291 38,431. 0 9327 17,014. 0 9328 9,722 0 9382 16,513. 0 9412 46,259. 0 9422 17,114. 0 9424 26,261. 0 9436 5,726 0 9491 28,882. 0 9529 64,763. 0 9556 24,536. 0 9565 28,204. 0 9586 50,366. 0 9691 99,605. 0 9709 28,866. 0 11098 11,595. 0 11102 24,974. 0 11116 17,975. 0 11162 19,524. 0 11207 22,407. 0 11260 11,925. 0 11265 10,085. 0 11272 8,674 0 11279 22,122. 0 11384 8,674 0 11411 18,742. 0 11423 30,461. 0 11472 40,775. 0 11506 28,856. 0 11516 35,211. 0 11552 22,589. 0 11599 12,552. 0 11639 17,369. 0 11647 12,575. 0 11687 27,129. 0 11721 33,448. 0 11839 30,165. 0 11845 17,751. 0 11851 10,607. 0 11853 46,982. 0 11868 27,953. 0 11895 29,202. 0 11931 47,294. 0 11978 22,589. 0 11997 26,320. 0 11999 19,929. 0 12022 25,943. 0 12033 16,277. 0 12050 14,552. 0 12073 38,319. 0 12074 26,822. 0 12075 24,292. 0 12147 30,407. 0 12178 18,867. 0 12203 18,971. 0 12252 21,741. 0 12253 14,910. 0 12257 11,704. 0 16363 69,241. 0 16393 16,521. 0 A 16462 76,669. 0 16464 116,209. 0 16496 33,528. 0 16498 19,480. 0 16561 30,080. 0 16609 18,892. 0 16718 50,460. 0 16771 44,060. 0 A 16814 39,060. 0 16820 20,073. 0 16823 34,073. 0 16826 28,001. 0 16829 15,350. 0 16830 26,314. 0 16936 39,317. 0 16956 8,758 0 16957 14,653. 0 B 17027 25,127. 0 17137 15,197. 0 17138 27,570. 0 17140 15,795. 0 17187 11,514. 0 17194 18,882. 0 17417 16,683. 0 17702 24,386. 0 17704 15,117. 0 17735 37,519. 0 17741 14,876. 0 17820 59,539. 0 17918 79,107. 0 9513A 26,007. 0 9513B 5,652 0 11969A 104,420. 0 A 11969B 41,072. 0 A 17637A 10,871. 0 17637B 18,108. 0 9100A 12,194. 0 9100B 13,779. 0 9100C 9,105 0 9100D 14,348. 0 0 * NOI and DSCR, if available and reportable under the te agreement, are based on information obtained from the rela and no other party to the agreement shall be held liable f accuracy or methodology used to determine such figures. (1) LegeA. P&I Adv - in Grace Period B. P&I Adv - < one month delinq 3. P&I Adv - delinquent 3+ months 4. Mat. Balloon/Assumed P&I 5. Prepaid in Full 6. Specially Serviced 7. Foreclosure 8. Bankruptcy 9. REO 10. DPO 11. Modification Specially Serviced Loan Detail Ending DisclosureScheduled Interest Maturity Property Control # Balance Rate Date Type 0 0Specially DisclosureServiced Control # Status Code (1) Comments 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (1) Legend : 1) Request for waiver of Prepayment Penalty 2) Payment default 3) Request for Loan Modification or Workout 4) Loan with Borrower Bankruptcy 5) Loan in Process of Foreclosure 6) Loan now REO Property 7) Loans Paid Off 8) Loans Returned to Master Servicer Modified Loan Detail DisclosureModification Modification Control # Date Description 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 0 01/00/00 0 0 0 Realized Loss Detail Beginning Dist. DisclosureAppraisal Appraisal Scheduled Date Control # Date Value Balance 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 01/00/00 0 0 0.00 0.00 Current Total 0.00 Cumulative 0.00 Gross ProceAggregate Net Dist. Gross as a % of Liquidation Liquidation Date Proceeds Sched PrincExpenses * Proceeds 01/00/00 0.00 0.00 01/00/00 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 01/00/00 0.00 0 0.00 0.00 Current Total 0.00 0.00 Cumulative 0.00 0.00 Net Proceeds Dist. as a % of Realized Date Sched. BalLoss 01/00/00 01/00/00 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - 01/00/00 0% - Current Total - Cumulative - * Aggregate liquidation expenses also include outstanding P & I advances and unpaid servicing fees, unpaid trustee fees, etc..